Exhibit 4.4





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                         QUEST DIAGNOSTICS INCORPORATED,

                                    as Issuer

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,

                            as Subsidiary Guarantors

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee


                          First Supplemental Indenture


                            Dated as of June 27, 2001



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                                TABLE OF CONTENTS

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ARTICLE I.  DEFINITIONS...........................................................................................2

         SECTION 1.1.  Certain Terms Defined in the Indenture.....................................................2

         SECTION 1.2.  Definitions................................................................................2

ARTICLE II.  FORM AND TERMS OF THE NOTES..........................................................................5

         SECTION 2.1.  Form and Dating............................................................................5

         SECTION 2.2. Terms of the Notes..........................................................................6

         SECTION 2.3.  Application of the Article of the Indenture Regarding Guarantees...........................8

         SECTION 2.4.  Additional Guarantees......................................................................8

         SECTION 2.5.  Release of Guarantees......................................................................8

         SECTION 2.6.  Application of the Article of the Indenture Regarding Redemption of Securities.............9

         SECTION 2.7.  Calculation of the Redemption Price........................................................9

         SECTION 2.8.  Application of the Article of the Indenture Relating to a Sinking Fund....................11

         SECTION 2.9.  Limitation on Liens.......................................................................11

         SECTION 2.10.  Limitation on Sale and Leaseback Transactions............................................13

         SECTION 2.11.  Exempted Liens and Sale and Leaseback Transactions.......................................13

         SECTION 2.12.  Limitation on Subsidiary Indebtedness and Preferred Stock................................14

         SECTION 2.13.  Consolidation, Merger, Conveyance or Transfer............................................15

         SECTION 2.14.  Additional Events of Default.............................................................15

         SECTION 2.15.  Application of the Article of the Indenture Regarding Defeasance and Covenant
                  Defeasance.....................................................................................16

         SECTION 2.16.  Application of the Article of the Indenture Regarding Repayment at the Option of
                  Holders........................................................................................16

         SECTION 2.17.  Acceleration of Maturity; Rescission and Annulment.......................................16

         SECTION 2.18.  Certain Rights of Trustee................................................................17
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         SECTION 2.19.  Waiver of Certain Covenants..............................................................17

ARTICLE III.  MISCELLANEOUS......................................................................................17

         SECTION 3.1.  Governing Law.............................................................................17

         SECTION 3.2.  Separability..............................................................................17

         SECTION 3.3.  Counterparts..............................................................................18

         SECTION 3.4.  Ratification..............................................................................18

         SECTION 3.5.  Effectiveness.............................................................................18


EXHIBIT A--Form of 6.75% Senior Note due 2006...................................................................A-1

EXHIBIT B--Form of 7.5% Senior Note due 2011....................................................................B-1

EXHIBIT C--Form of Additional Subsidiary Guarantee..............................................................C-1

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                         FIRST SUPPLEMENTAL INDENTURE

                  SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of June 27, 2001 among QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (the "Company"), THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the "Trustee"), and the Initial Subsidiary Guarantors (as defined below).

                             RECITALS OF THE COMPANY

                  WHEREAS, the Company, the Trustee and the Initial Subsidiary Guarantors executed and delivered an Indenture, dated as of June 27, 2001 (the "Base Indenture," and as supplemented by this First Supplemental Indenture, the "Indenture"), to provide for the issuance by the Company from time to time of Securities to be issued in one or mores series as provided in the Indenture;

                  WHEREAS, the issuance and sale of $275,000,000 aggregate principal amount of a new series of the Company's 6.75% Senior Notes due July 12, 2006 guaranteed by the Initial Subsidiary Guarantors (the "Notes due 2006") and $275,000,000 aggregate principal amount of a new series of the Company's 7.5% Senior Notes due July 12, 2011 guaranteed by the Initial Subsidiary Guarantors (the "Notes due 2011," and together with the Notes due 2006, the "Notes") has been authorized by resolutions adopted by the Board of Directors of the Company and the Initial Subsidiary Guarantors on June 19, 2001;

                  WHEREAS, the Company desires to issue and sell $550,000,000 aggregate principal amount of the Notes on the date hereof;

                  WHEREAS, Sections 901(2), 901(3), 901(7), and 901(9) of the
Indenture provide that without the consent of Holders of the Securities of any series issued under the Indenture, the Company and the Subsidiary Guarantors, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Base Indenture to, among other things, (a) add to the covenants of the Company or the Subsidiary Guarantors for the benefit of the Holders of all or any series of Securities, (b) to add additional Events of Default for the benefit of the Holders of all or any series of Securities,
(c) to establish the form and terms of any series of Securities, and (d) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with nay other provision herein, or to make any other provisions with respect to matters or questions arising under the Base Indenture; and

                  WHEREAS, the Company and the Initial Subsidiary Guarantors desire to (a) add covenants of the Company and the Subsidiary Guarantors and additional Events of Default for the benefit of the Holders of all series of Securities, including the Notes (except as may be provided in a future supplemental indenture to the Indenture (a "Future Supplemental Indenture"), (b) establish the form and terms of the Notes and (c) provide whether certain Articles of the Indenture will apply to all series of Securities, including the Notes (except as may be provided in a Future Supplement Indenture).

                  WHEREAS, all things necessary to make this First Supplemental Indenture a valid supplement to the Indenture according to its terms and the terms of the Indenture have been done;

                  NOW, THEREFORE, for and in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the parties hereto herby enter into this First Supplemental Indenture, for the equal and proportionate benefit of all Holders of the Notes, as follows:

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                                   ARTICLE I.

                                   DEFINITIONS

                  SECTION 1.1.  Certain Terms Defined in the Indenture.

                  All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended hereby.

                  SECTION 1.2.  Definitions.

                  (a) Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, Section 101 of the Indenture shall be amended by adding the following new definitions:

         "Acquired Indebtedness" means Indebtedness of a Person (1) existing at the time such Person becomes a Restricted Subsidiary or (2) assumed in connection with the acquisition of assets by such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or acquiring such assets, as the case may be.

         "Attributable Debt" means, with respect to a Sale and Leaseback Transaction, an amount equal to the lesser of: (1) the fair market value of the property (as determined in good faith by the Company's Board of Directors); and
(2) the present value of the total net rental payments to be made under the lease during its remaining term, discounted at the rate of interest set forth or implicit in the terms of the lease, compounded semi-annually. The term "net rental payments" under any lease for any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstructions, insurance, taxes, assessments, water rates, operating and labor costs or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

         "Capitalized Lease" means any obligation of a Person to pay rent or other amounts incurred with respect to real property or equipment acquired or leased by such Person and used in its business that is required to be recorded as a capital lease in accordance with accounting principles generally accepted in the United States.

         "Consolidated Total Assets" means, with respect to any Person as of any date, the amount of total assets as shown on the consolidated balance sheet of such Person for the most recent fiscal quarter for which financial statements have been filed with the Commission, prepared in accordance with accounting principles generally accepted in the United States.

         "Existing Receivables Credit Facility" means the receivables-backed financing transaction pursuant to (1) the Receivables Sales Agreement, dated as of July 21, 2000 between the Company and each of its direct and indirect wholly owned Subsidiaries that is a seller thereunder, and Quest Diagnostics Receivables Inc., as the buyer, (2) the Credit and Security Agreement, dated as of July 21, 2000 among Quest Diagnostics Receivables Inc., as borrower, the Company, as initial servicer, each of the lenders from time to time party thereto, and Wachovia Bank, N.A., as administrative agent, and (3) the various related ancillary documents.

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         "Indebtedness" of any Person means, without duplication (1) any obligation of such Person for money borrowed, (2) any obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (3) any reimbursement obligation of such Person in respect of letters of credit or other similar instruments which support financial obligations which would otherwise become Indebtedness, and (4) any obligation of such Person under Capitalized Leases; provided, however, that "Indebtedness" of such Person shall not include any obligation of such Person to any Subsidiary of such Person or to any Person with respect to which such Person is a Subsidiary.

         "Initial Subsidiary Guarantors" means each of Quest Diagnostics Holdings Incorporated, Quest Diagnostics Clinical Laboratories, Inc., Quest Diagnostics Incorporated (CA), Quest Diagnostics Incorporated (MD), Quest Diagnostics LLC, Quest Diagnostics Incorporated (MI), Quest Diagnostics Incorporated (CT), Quest Diagnostics Incorporated (MA), Quest Diagnostics of Pennsylvania Inc., Quest Diagnostics Incorporated (OH), Metwest Inc., Nichols Institute Diagnostics, DPD Holdings, Inc., Diagnostics Reference Services Inc., Laboratory Holdings Incorporated, Pathology Building Partnership, Quest Diagnostics Investments Incorporated and Quest Diagnostics Finance Incorporated.

         "Lien" means any pledge, mortgage, lien, encumbrance or other security interest.

         "Permitted Acquired Indebtedness" means any Acquired Indebtedness that remains outstanding following the expiration of a good faith offer by the Company or the Subsidiary of the Company obligated under such Acquired Indebtedness to acquire such Acquired Indebtedness, including, without limitation, an offer to exchange such Acquired Indebtedness for debt securities of the Company, on terms, which in the opinion of an independent investment banking firm of national reputation and standing, are consistent with market practices in existence at the time for offers of a similar nature; provided that the initial expiration date of any such offer shall not be later than the expiration of the 270-day period referred to in the first paragraph of Section 1011; provided further, that the amount of Acquired Indebtedness that shall constitute "Permitted Acquired Indebtedness" shall only be equal to the amount of Acquired Indebtedness that the Company or such Subsidiary has made an offer to acquire in accordance with the foregoing.

         "Preferred Stock" means, with respect to any Person, any and all shares of preferred stock (however designated) issued by such Person, that is entitled to preference or priority over one or more series or classes of capital stock issued by such Person upon any distribution of such Person's property and assets, whether by dividend or on liquidation, whether now outstanding, or issued after the date that the Notes are issued.

         "Principal Property" means any real property and any related buildings, fixtures or other improvements located in the United States owned by the Company or its Subsidiaries (1) on or in which one of its 30 largest domestic clinical laboratories conducts operations, as determined by net revenues for the four most recent fiscal quarters for which financial statements have been filed with the Commission, or (2) the net book value of which at the time of the determination exceeds 1% of the Consolidated Total Assets of the Company.

         "Receivables Credit Facility" means any receivables-backed financing transaction including the Existing Receivables Credit Facility, in each case as such transaction may be amended or otherwise modified from time to time or refinanced or replaced with respect to all or any portion of the indebtedness under such transaction.

         "Restricted Subsidiary" means any Subsidiary of the Company that owns a Principal Property.

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         "Sale and Leaseback Transaction" means any arrangement with any person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property that has been or is to be sold or transferred by the Company or any Restricted Subsidiary to such person, as the case may be.

                  (b) Except as may be provided in a Future Supplemental Indenture for the benefit of the Holders of all Securities, including the Notes,
Section 101 of the Indenture shall be amended by deleting the definitions of "Person," "Subsidiary," "Subsidiary Guarantees" and "Subsidiary Guarantor" and replacing such definitions with the following definitions:

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof or other similar entity.

         "Subsidiary" of any Person means (1) a corporation, a majority of the outstanding voting stock of which is, at the time, directly or indirectly, owned by such Person by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries thereof or (2) any other Person (other than a corporation), including, without limitation, a partnership or joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or Trustees thereof (or other Person performing similar functions).

         "Subsidiary Guarantees" means, with respect to the Securities of any series, the guarantees with respect to the Securities of such series by a Subsidiary Guarantor pursuant to Article Sixteen hereof or a supplemental indenture thereto.

         "Subsidiary Guarantors" means, at any time, (1) each Initial Subsidiary Guarantor and (2) each existing and future domestic Subsidiary of the Company which is required to guarantee the obligations of the Company under any series of Securities; provided that, in each case, such Initial Subsidiary Guarantor or such other domestic Subsidiary continues to guarantee any series of Securities at such time.

                  (c) Definitions of the following terms in this First Supplemental Indenture may be found in the Sections indicated as follows:

                  Term                                        Defined in Section
                  ----                                        ------------------

                  "Additional Notes"                              Section 2.2

                  "Base Indenture"                                Recitals

                  "Comparable Treasury Issue"                     Section 2.7

                  "Comparable Treasury Price"                     Section 2.7

                  "Depositary"                                    Section 2.1

                  "First Supplemental Indenture"                  Recitals

                  "Global Notes"                                  Section 2.1

                  "Indenture"                                     Recitals

                  "Independent Investment Banker"                 Section 2.7

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                  "Notes"                                         Recitals

                  "Notes due 2006"                                Recitals

                  "Notes due 2011"                                Recitals

                  "Reference Treasury Dealer Quotations"          Section 2.7

                  "Reference Treasury Dealer"                     Section 2.7

                  "Remaining Scheduled Payments"                  Section 2.7

                  "Treasury Rate"                                 Section 2.7

                                   ARTICLE II.

                           FORM AND TERMS OF THE NOTES

                  SECTION 2.1.  Form and Dating.

                  The Notes due 2006, the applicable Subsidiary Guarantees and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A attached hereto. The Notes due 2011, the applicable Subsidiary Guarantees and the Trustee's certificate of authentication shall be substantially in the form of Exhibit B attached hereto. The Notes shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon. The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage. Each Note shall be dated the date of its authentication. The Notes and any beneficial interest in the Notes shall be in denominations of $1,000 and integral multiples thereof.

                  The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  (a) Global Notes. The Notes of each series designated herein shall be issued initially in the form of one or more fully registered global notes (the "Global Notes"), which shall be deposited on behalf of the purchasers of the Notes represented thereby with The Depository Trust Company, New York, New York (the "Depository") and registered in the name of Cede & Co., the Depository's nominee, duly executed by the Company, authenticated by the Trustee and with guarantees endorsed thereon as hereinafter provided. The aggregate principal amount of outstanding Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

                  The Global Notes may not be transferred except by the Depository, in whole and not in part, to another nominee of the Depository or to a successor of the Depository or its nominee. If at any time the Depository for the Notes notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Notes and a successor Depository for the Global Notes is not appointed by the Company within 90 days after delivery of such notice, then the Company shall execute, and the Trustee shall, upon receipt of a Company

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         Order for authentication, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Note.

                  (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to the Global Notes deposited with or on behalf of the Depository.

                  The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver the Global Notes that shall be registered in the name of the Depository or the nominee of the Depository and shall be delivered by the Trustee to the Depository or pursuant to the Depository's instructions.

                  Depository Participants shall have no rights either under this Indenture or with respect to any Global Notes held on their behalf by the Depository or under such Global Notes. The Depository shall be treated by the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee as the absolute owner of such Global Note for all purposes under this Indenture. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and the Depository Participants, the operation of customary practices of such Depository governing the exercise of the rights of an owner of a beneficial interest in the Global Notes.

                  (c) Definitive Notes. Notes issued in certificated form shall be substantially in the form of Exhibit A or Exhibit B, as applicable, attached hereto, but without including the text referred to therein as applying only to Global Notes. Except as provided above in subsection
         (a), owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of certificated Notes.

                  (d) Transfer and Exchange of the Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor. Beneficial interests in the Global Notes may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the Global Notes.

                  SECTION 2.2. Terms of the Notes.

                  The following terms relating to the Notes are hereby established:

                           (a) the Notes due 2006 shall constitute a series of Securities having the title "6.75% Senior Notes due 2006" and the Notes due 2011 shall constitute a separate series of Securities having the title "7.5% Senior Notes due 2011."

                           (b) The aggregate principal amount of the Notes due 2006 that may be initially authenticated and delivered under the Indenture (except for Notes due 2006 authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes due 2006 pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $275,000,000. The aggregate principal amount of the Notes due 2011 that may be initially authenticated and delivered under the Indenture (except for Notes due 2011 authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes due 2011 pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $275,000,000. The Company may from time to time, without the consent of the Holders of Notes of either series, issue additional Notes (in any such case "Additional Notes") of either series having the

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         same ranking and the same interest rate, maturity and other terms as the Notes of that series. Any additional Notes of a series and the existing Notes of that series will constitute a single series under the Indenture and all references to the relevant Notes shall include the Additional Notes unless the context otherwise requires.

                           (c) The entire outstanding principal of the Notes due 2006 shall be payable on July 12, 2006 and the entire outstanding principal of the Notes due 2011 shall be payable on July 12, 2011.

                           (d) The rate at which the Notes due 2006 shall bear interest shall be 6.75 % per annum and the rate at which the Notes due 2011 shall bear interest shall be 7.5 % per annum; the date from which interest shall accrue on the Notes shall be June 27, 2001, or the most recent Interest Payment Date to which interest has been paid or provided for; the Interest Payment Dates for the Notes shall be January 12 and July 12 of each year, beginning January 12, 2002; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1, as the case may be, next preceding such Interest Payment Date. Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the respective Holders on such Regular Record Date, and such Defaulted Interest, may be paid to the Persons in whose names the Notes (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of principal and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on this Notes may at the Company's option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

                           (e) Each of the Notes due 2006 and the Notes due 2011 shall be issuable in whole in the registered form of one or more Global Notes (without coupons), and the Depository for such Global Notes shall be the Depository Trust Company, New York, New York.

                           (f) The Redemption Amount of Basis Points applicable to the Notes used to calculate the Redemption Price pursuant to Section 1108 of the Indenture shall be 30 basis points for the 6.75% Senior Notes due 2006, and 35 basis points for the 7.5 % Senior Notes due 2011.

                           (g) Each of the Notes due 2006 and the Notes due 2011 shall be guaranteed by the Initial Subsidiary Guarantors in accordance with Article Sixteen of the Indenture, as amended hereby.

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                  SECTION 2.3. Application of the Article of the Indenture
Regarding Guarantees.

                  Except as may be provided in a Future Supplemental Indenture, the provisions of Article Sixteen of the Indenture, as amended hereby, shall apply to all Securities, including the Notes.


                  SECTION 2.4.  Additional Guarantees.

                  Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, a new
Section 1604 shall be added to the Indenture as follows:

                  SECTION 1604 Additional Guarantees.

                  If any future domestic Subsidiary of the Company or any Subsidiary Guarantor which has been released and discharged from its obligations under its Subsidiary Guarantee of the Notes pursuant to Section 1605:

                           (a) guarantees any Indebtedness of the Company when the amount of such Indebtedness, together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary Guarantors, exceeds $50 million in the aggregate at any time; or

                           (b) incurs Indebtedness, unless such Indebtedness is permitted under Section 1011,

then the Company will cause such Subsidiary to execute and deliver to the
Trustee: (1) a supplemental indenture pursuant to which it will become a Subsidiary Guarantor under the applicable Supplemental Indenture and (2) an additional Subsidiary Guarantee for each of the Notes substantially in the form contained in Exhibit C to the First Supplemental Indenture.


                  SECTION 2.5.  Release of Guarantees.

                  Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, a new
Section 1605 shall be added to the Indenture as follows:

                  SECTION 1605 Release of Guarantees.

                  The Subsidiary Guarantees of the Subsidiary Guarantors with respect to the Securities of any series for which the Subsidiary Guarantors have provided such Subsidiary Guarantees will remain in effect with respect to each Subsidiary Guarantor until the entire amount of principal of, premium, and interest on the Securities of that series shall have been paid in full or otherwise discharged in accordance with the provisions of the Indenture; provided, however, that if


                           (a) a Subsidiary Guarantor does not guarantee any Indebtedness of the Company the amount of which, excluding any Outstanding Securities of the series to which any Subsidiary Guarantees of such Subsidiary Guarantor apply, when added together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary

         Guarantors, would exceed $50 million in the aggregate at the time of determination, and all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 measured at the time of the release and discharge as described in this Section 1605,

                           (b) the Securities of that series are defeased and discharged pursuant to Article Fourteen hereof, or

                           (c) all or substantially all of the assets of such Subsidiary Guarantor or all of the capital stock of such Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, then in each case of (a), (b) or (c) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be released and discharged from its obligations under its Subsidiary Guarantees of any applicable series of Securities.


                  SECTION 2.6. Application of the Article of the Indenture Regarding Redemption of Securities.

                  Except as may be provided in a Future Supplemental Indenture, the provisions of Article Eleven of the Indenture, as amended hereby, shall apply to all Securities, including the Notes.

                  SECTION 2.7.  Calculation of the Redemption Price.

                  For the sole benefit of the Holders of the Notes, a new
Section 1108 shall be added to the Indenture as follows:

                  SECTION 1108 Calculation of the Redemption Price.

                  At any time and from time to time, the Securities of any series will be redeemable at a Redemption Price equal to the greater of:


                  (a) 100% of principal amount of the Securities to be redeemed, and

                  (b) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted, on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate (as defined below) plus the Redemption Amount of Basis Points applicable with respect to the series of Securities to be redeemed.

                  On and after the Redemption Date for the Securities of any series, interest will cease to accrue on the Notes of that series or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest.

                  "Redemption Amount of Basis Points" means the amount of basis points applicable to a specific series of Securities used to calculate the Redemption Price pursuant to this Section 1108.

                  "Remaining Scheduled Payments" means, with respect to the Securities of any series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to the Notes of that series, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date.

                  "Treasury Rate" means, with respect to any Redemption Date for the Securities of any series:

                           (a) the yield, which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the maturity date for the Notes of that series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or

                           (b) if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

                  The Treasury Rate will be calculated on the third business day preceding the Redemption Date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of the relevant series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of the relevant series.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers, to be appointed by the Company.

                  "Comparable Treasury Price" means, with respect to any Redemption Date for the Securities:

                           (a) the average of four Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

                           (b) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all quotations obtained by the Trustee.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such Redemption Date.

                  "Reference Treasury Dealer" means a primary United States government securities dealer selected by the Company.


                  SECTION 2.8. Application of the Article of the Indenture Relating to a Sinking Fund.

                  Except as may be provided in a Future Supplemental Indenture, none of the Securities, including the Notes, shall be entitled to the benefit of any sinking fund and the provisions of the Indenture relating to a sinking fund, including Article Twelve and Subsection (3) of Section 501of the Indenture, shall not apply to any of the Securities, including the Notes.

                  SECTION 2.9.  Limitation on Liens.

                  Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, a new
Section 1008 shall be added to the Indenture as follows:

                  SECTION 1008 Limitation on Liens.

                  Other than as provided in Section 1010, the Company will not, and will not permit any Restricted Subsidiary to, create or assume any Indebtedness secured by any Lien on any Principal Property or shares of stock or Indebtedness of any Restricted Subsidiary, unless: (1) in the case of the Company, the Securities Outstanding are secured by such Lien equally and ratably with, or prior to, the Indebtedness secured by such Lien, or (2) in the case of any Subsidiary Guarantor, such Subsidiary Guarantor's existing Subsidiary Guarantee is secured by such Lien equally and ratably with, or prior to, the Indebtedness secured by such Lien. These restrictions shall not apply to any Indebtedness that is secured by:

                           (a) Liens existing on the date of this First
         Supplemental Indenture;

                           (b) Liens securing only the Securities;

                           (c) Liens in favor of only the Company or any Restricted Subsidiary;

                           (d) Liens on property or shares of stock or indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary or is merged into or consolidated with, or its assets are acquired by, the Company or any Restricted Subsidiary (provided that such Lien was not incurred in anticipation of such transaction and was in existence prior to such transaction) so long as such Lien does not extend to any other property and the Indebtedness so secured is not increased;

                           (e) Liens on property existing immediately prior to the acquisition thereof (provided that such Lien was not incurred in anticipation of such transaction and was in existence prior to such transaction) so long as such Lien does not extend to any other property and the Indebtedness so secured is not increased;

                           (f) Liens to secure Indebtedness incurred for the purpose of financing all or any part of a property's purchase price or cost of construction or additions, repairs, alterations, or other improvements; provided that

                                    (1) the principal amount of any Indebtedness
                  secured by such Lien does not exceed 100% of such property's purchase price or cost,

                                    (2) such Lien does not extend to or cover
                  any other property other than the property so purchased, constructed or on which such additions, repairs, alterations or other improvements were so made, and

                                    (3) such Lien is incurred prior to or within
                  270 days after the acquisition of such property or the completion of construction or such additions, repairs, alterations or other improvements and the full operation of such property thereafter;

                           (g) Liens in favor of the United States or any state thereof, or any instrumentality of either, to secure certain payments pursuant to any contract or statute;

                           (h) Liens for taxes or assessments or other governmental charges or levies which are being contested in good faith and for which adequate reserves are being maintained, to the extent required by generally accepted accounting principles;

                           (i) title exceptions, easements and other similar Liens that are not consensual and that do not materially impair the use of the property subject thereto;

                           (j) Liens to secure obligations under workmen's compensation laws, unemployment compensation, old-age pensions and other social security benefits or similar legislation, including Liens with respect to judgments which are not currently dischargeable;

                           (k) Liens arising out of legal proceedings, including Liens arising out of judgments or awards;

                           (l) warehousemen's, materialmen's and other similar Liens for sums being contested in good faith and for which adequate reserves are being maintained, to the extent required by generally accepted accounting principles;

                           (m) Liens incurred to secure the performance of statutory obligations, surety or appeal bonds, performance or return-of-money bonds or other obligations of a like nature incurred in the ordinary course of business; or

                           (n) Liens to secure any extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in the foregoing subsections of this
         Section 1008 or Liens created in connection with any amendment, consent or waiver relating to such Indebtedness, so long as such Lien does not extend to any other property and the Indebtedness so secured does not exceed the fair market value (as determined by the Board of Directors of the Company) of the assets subject to such Liens at the time of such extension, renewal, refinancing or refunding, or such amendment, consent or waiver, as the case may be.

                  SECTION 2.10.  Limitation on Sale and Leaseback Transactions.

                  Except as may be provided by a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, a new
Section 1009 shall be added to the Indenture as follows:

                  SECTION 1009 Limitation on Sale and Leaseback Transactions.

                  Other than as provided in Section 1010, the Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction with respect to any Principal Property unless:


                           (a) the Sale and Leaseback Transaction is solely with the Company or a Subsidiary Guarantor; or

                           (b) the lease is for a period not in excess of five years, including renewal rights; or

                           (c) the Company or the Restricted Subsidiary, prior to or within 270 days after the sale of such Principal Property in connection with the Sale and Leaseback Transaction is completed, applies the net cash proceeds of the sale of the Principal Property leased to:

                                    (1) the retirement of the Securities or
                  Indebtedness ranking equally with the Securities of the Company or any Restricted Subsidiary ranking equally with the Securities, or

                                    (2) the acquisition of different property,
                  facilities or equipment or the expansion of the Company's existing business, including the acquisition of other businesses.

                  SECTION 2.11. Exempted Liens and Sale and Leaseback Transactions.

                  Except as may be provided by a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, a new
Section 1010 shall be added to the Indenture as follows:

                  SECTION 1010 Exempted Liens and Sale and Leaseback
Transactions.

                  Notwithstanding the restrictions described in Sections 1008 and 1009, the Company or any Restricted Subsidiary may create or assume any Liens or enter into any Sale and Leaseback Transactions not otherwise permitted pursuant to Sections 1008 and 1009, if the sum of the following does not exceed 5% of Consolidated Total Assets:


                           (a) the outstanding Indebtedness secured by such Liens (not including any Liens permitted under Section 1008 other than any Liens permitted solely under the provisions of this Section 1010); plus

                           (b) all Attributable Debt in respect of such Sale and Leaseback Transaction entered into (not including any Sale and Leaseback Transactions permitted under Section 1009 other than any Sale and Leaseback Transactions permitted solely under this Section 1010), measured, in each case, at the time such Lien is incurred or any such Sale and Leaseback Transaction is entered into by the Company or the Restricted Subsidiary.

                  SECTION 2.12. Limitation on Subsidiary Indebtedness and Preferred Stock.

                  Except as may be provided by a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, a new
Section 1011 shall be added to the Indenture as follows:

                  SECTION 1011 Limitation on Subsidiary Indebtedness and Preferred Stock.

                  None of the Subsidiaries of the Company other than the Subsidiary Guarantors may, directly or indirectly, create, incur, issue, assume or extend the maturity of any Indebtedness (including Acquired Indebtedness) or Preferred Stock except for the following, provided that, for purposes of this covenant, any Acquired Indebtedness shall not be deemed to have been incurred until 270 days from the date (1) the Person obligated on such Acquired Indebtedness becomes a Subsidiary of the Company or (2) the acquisition of assets, in connection with which such Acquired Indebtedness was assumed, is consummated:


                           (a) Indebtedness outstanding on the date of this First Supplemental Indenture;

                           (b) Indebtedness representing the assumption by one Subsidiary of Indebtedness of another Subsidiary;

                           (c) Indebtedness outstanding under any Receivables Credit Facility;

                           (d) Indebtedness secured by a Lien incurred for the purpose of financing all or any part of a property's purchase price or cost of construction or additions, repairs, alterations or other improvements, provided that such Indebtedness and Lien is incurred prior to or within 270 days after the acquisition of such property or the completion of construction or such additions, repairs, alterations or other improvements and the full operation of such property thereafter;

                           (e) Indebtedness of any Subsidiary of the Company, the proceeds of which are used to renew, extend, refinance or refund outstanding Indebtedness of such Subsidiary; provided that such Indebtedness is scheduled to mature no earlier than the Indebtedness being renewed, extended, refinanced or refunded; provided further that such Indebtedness shall be permitted hereunder only to the extent that the aggregate principal amount of such Indebtedness (or, if such Indebtedness is issued at a price less than the principal amount thereof, the aggregate amount of gross proceeds therefrom) does not exceed the aggregate principal amount then outstanding under the Indebtedness being renewed, extended, refinanced or refunded (or if the Indebtedness being renewed, extended, refinanced or refunded, was issued at a price less than the principal amount thereof, then not in excess of the amount of liability in respect thereof determined in accordance with generally accepted accounting principles) plus the lesser of (A) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (B) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of such Subsidiary incurred in connection with such refinancing;

                           (f) Indebtedness of a Subsidiary of the Company to the Company or to another Subsidiary of the Company;

                           (g) any Indebtedness resulting from a Sale and Leaseback Transaction which is permitted by Section 1009 (other than any Sale and Leaseback Transaction which is permitted solely pursuant to the provisions of Section 1010);

                           (h)      any Permitted Acquired Indebtedness;

                           (i) Preferred Stock to the extent that the aggregate liquidation preference of Preferred Stock, outstanding at any one time, does not exceed 5% of Consolidated Total Assets; or

                           (j) any Indebtedness, including any Acquired
         Indebtedness that is not Permitted Acquired Indebtedness, the outstanding aggregate principal amount of which does not at any one time exceed the greater of (i) 10% of Consolidated Total Assets or (ii) $200 million, measured in each case at the time such Indebtedness is incurred.

                  SECTION 2.13.  Consolidation, Merger, Conveyance or Transfer.

                  Except as may be provided by a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, Section 801 of the Indenture shall be amended by deleting the first sentence of Section 801 and Subsection (1) to Section 801 in their entirety and replacing such first sentence and subsection with the following:

                  The Company shall not consolidate with or merge with or into any other Person or sell, transfer or lease all or substantially all of its assets to any Person, unless:

                           (1) either the Company shall be the continuing corporation, or the corporation (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, transfer or lease of all or substantially all of the Company's assets shall (i) be organized under the laws of the United States or any state thereof and (ii) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under this Indenture and on all the Securities and this Indenture;

                  SECTION 2.14.  Additional Events of Default.

                  Except as may be provided by a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, Subsection 501 of the Indenture shall be amended by deleting Subsections (7) and
(8) thereof in its entirety and replacing such Subsections with new Subsections
(7) and (8) and adding a new Subsection (9) to Section 501 of the Indenture as follows:

                           (7) an event of default under any indenture or instrument evidencing or under which the Company or any Subsidiary Guarantor then has outstanding any Indebtedness shall occur and be continuing and either:

                                    (A) such event of default results from the
                  failure to pay the principal of such Indebtedness in excess of $50 million at final maturity of such Indebtedness, individually or in the aggregate, or

                                    (B) as a result of such event of default the
                  maturity of such Indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable and the principal amount of such Indebtedness, together with the principal of any other Indebtedness of the Company or such Subsidiary Guarantor in default, or the maturity of which has been accelerated, aggregates at least $50 million, individually or in the aggregate; or

                           (8) any Subsidiary Guarantor repudiates its obligations under its Subsidiary Guarantee of the Securities of that series or, other than by reason of the termination of the Indenture or the release of any such Subsidiary Guarantee in accordance with Section 1605, any such Subsidiary Guarantee ceases to be in full force and effect or is declared null and void and such condition shall have continued for a period of 30 days after written notice of such failure requiring the Company or the Subsidiary Guarantor to remedy the same shall have been given to the Company by the Trustee or to the Company and the Trustee by the holders of 25% in aggregate principal amount of the Securities of that series then outstanding; or

                           (9) any other Event of Default provided with respect to Securities of that series.

                  SECTION 2.15. Application of the Article of the Indenture Regarding Defeasance and Covenant Defeasance.

                  Except as may be provided by a Future Supplemental Indenture, the provisions of Article Fourteen of the Indenture, including the provisions relating to defeasance and covenant defeasance of the Securities under Sections 1402 and 1403, respectively, of the Indenture shall apply to the Securities, including the Notes.

                  SECTION 2.16. Application of the Article of the Indenture Regarding Repayment at the Option of Holders.

                  Except as may be provided by a Future Supplemental Indenture, the provisions of Article Thirteen of the Indenture shall not apply to any of the Securities, including the Notes.

                  SECTION 2.17. Acceleration of Maturity; Rescission and Annulment.

                  Except as may be provided by a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, Section 502 of the Indenture shall be amended by deleting the first paragraph in its entirety and replacing such paragraph with the following:

                  If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6) with respect to the Company) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the entire principal amount and premium if any (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) and accrued interest of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the

Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof and interest shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501(6) with respect to the Company or any Subsidiary Guarantor occurs, the amounts described above with respect to the Outstanding Securities of all series shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Upon payment of such principal and interest, all of the Company's obligations under the Securities of such Series and this Indenture, other than obligations under Section 606, shall terminate.

                  SECTION 2.18.  Certain Rights of Trustee.

                  Except as may be provided by a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, Subsection (8) of Section 602 of the Indenture shall be amended by adding the words "Except pursuant to Section 502" before the words "the Trustee."

                  SECTION 2.19.  Waiver of Certain Covenants.

                  Except as may be provided by a Future Supplemental Indenture, for the benefit of the Holders of all Securities, including the Notes, Section 1007 of the Indenture shall be amended by deleting such Section 1007 in its entirety and replacing such Section 1007 with the following:

                  SECTION 1007 Waiver of Certain Covenants.

                  With respect to the Securities of any series, the Company and the Subsidiary Guarantors may omit in any particular instance to comply with any term, provision or condition specified pursuant to Section 301 or any other provision of this Indenture, as it may be supplemented from time to time, other than any such term, provision or condition which is listed in Section 902(1) through (4), if before or after the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities of such series, by Act of such Holders, waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Subsidiary Guarantors and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                  ARTICLE III.

                                  MISCELLANEOUS

                  SECTION 3.1.  Governing Law.

                  This First Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. This First Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  SECTION 3.2.  Separability.

                  In case any provision in this First Supplemental Indenture or in any Securities, including the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 3.3.  Counterparts.

                  This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Supplemental Indenture.

                  SECTION 3.4.  Ratification.

                  The Base Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this First Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this First Supplemental Indenture.

                  SECTION 3.5.  Effectiveness.

                  The provisions of this First Supplemental Indenture shall become effective as of the date hereof.

                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                            QUEST DIAGNOSTICS INCORPORATED



Attest:                                     By: /s/ Joseph P. Manory
                                               ---------------------------------
                                            Name:   Joseph P. Manory
 /s/    Leo C. Farrenkopf, Jr.              Title:  Vice President and Treasurer
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            THE BANK OF NEW YORK,
                                              as Trustee


Attest:
                                            By: /s/ Marie E. Trimboli
                                               ---------------------------------
 /s/    William J. Cassels                  Name:   Marie E. Trimboli
------------------------------              Title:  Assistant Vice President
Name:   William J. Cassels
Title:

                           THE SUBSIDIARY GUARANTORS:

                                            QUEST DIAGNOSTICS HOLDINGS
                                              INCORPORATED


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            QUEST DIAGNOSTICS CLINICAL
                                              LABORATORIES, INC.


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary

                                            QUEST DIAGNOSTICS INCORPORATED
                                              (CA)


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            QUEST DIAGNOSTICS INCORPORATED
                                              (MD)


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            QUEST DIAGNOSTICS LLC


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            QUEST DIAGNOSTICS INCORPORATED
                                              (MI)


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            QUEST DIAGNOSTICS INCORPORATED
                                              (CT)


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary

                                            QUEST DIAGNOSTICS INCORPORATED
                                              (MA)


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            QUEST DIAGNOSTICS OF
                                              PENNSYLVANIA INC


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            QUEST DIAGNOSTICS INCORPORATED
                                              (OH)


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            METWEST INC.


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            NICHOLS INSTITUTE DIAGNOSTICS


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary

                                            DPD HOLDINGS, INC.


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            DIAGNOSTICS REFERENCE SERVICES
                                              INC.


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            LABORATORY HOLDINGS
                                              INCORPORATED


                                            By: /s/ Joseph P. Manory
                                               ---------------------------------
Attest:                                     Name:   Joseph P. Manory
                                            Title:  Vice President and Treasurer

 /s/    Leo C. Farrenkopf, Jr.
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary
                                            PATHOLOGY BUILDING PARTNERSHIP

                                            By QUEST DIAGNOSTICS
                                              INCORPORATED (MD)
                                              as General Partner
Attest:

                                            By: /s/ Joseph P. Manory
 /s/    Leo C. Farrenkopf, Jr.              ------------------------------------
------------------------------              Name:   Joseph P. Manory
Name:   Leo C. Farrenkopf, Jr.              Title:  Vice President and Treasurer
Title:  Secretary
                                            QUEST DIAGNOSTICS
                                              INVESTMENTS INCORPORATED


                                            By: /s/ Peter C. Fulweiler
                                               ---------------------------------
                                            Name:   Peter C. Fulweiler
Attest:                                     Title:  President

 /s/    Leo C. Farrenkopf, Jr.
------------------------------              By:
                                               ---------------------------------
Name:   Leo C. Farrenkopf, Jr.              Name:
Title:  Secretary                           Title:

                                            QUEST DIAGNOSTICS
                                              FINANCE INCORPORATED


Attest:                                     By: /s/ Peter C. Fulweiler
                                               ---------------------------------
                                            Name:   Peter C. Fulweiler
 /s/    Leo C. Farrenkopf, Jr.              Title:  President
------------------------------
Name:   Leo C. Farrenkopf, Jr.
Title:  Secretary                           By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A


                       Form of 6.75% Senior Note due 2006


                  [The following legends apply only if the Note is a Global
Note:

                  THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                         QUEST DIAGNOSTICS INCORPORATED

                           6.75% Senior Note due 2006

                   Unconditionally guaranteed as to payment of
                          principal of and interest by
                            the Subsidiary Guarantors

No.  0   (Specimen)                                                 $275,000,000

CUSIP: 748 34L AD2


                  Quest Diagnostics Incorporated, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $275,000,000 on July 12, 2006 (the "Stated Maturity") (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from June 27, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 6.75% per annum, on January 12 and July 12, commencing with January 12, 2002, on the Stated Maturity and on any Redemption Date (each such date, an "Interest Payment Date") until the principal hereof is paid or made available for payment.

                  Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business January 1 or July 1 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the "Regular Record Date"). Any such interest not punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Notes may at the Company's option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Time of Payment. In any case where any Interest Payment Date, Redemption Date, Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of

Payment with the same force and effect as if made on the Interest
Payment Date, Redemption Date, or at Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

                  Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

                  General. This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001, as it may be supplemented from time to time (herein called the "Indenture"), between the Company and The Bank of New York, Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which indenture and all indentures supplemental thereto, including the supplemental indenture dated June 27, 2001 (the "Supplemental Indenture"), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as "6.75 Senior Notes due 2006" (collectively, the "Notes"), initially limited in aggregate principal amount to $275,000,000.

                  Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the "Additional Notes") of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

                  [The following paragraph applies only if the Note is a Global
Note:
                  Book-Entry. This Note is a Global Note representing $275,000,000 of the Notes. This Note is a "book entry" Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the "Depository "), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $1,000 and integral multiples thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.]

                  Guarantees. This Note is entitled to the benefits of the Subsidiary Guarantees by each of the Subsidiary Guarantors of the due and punctual payment and performance of the Guarantor Obligations made in favor of the Trustee for the benefit of the Holder of this Note. Reference is hereby made to Article Sixteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

                  Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  Maturity. The Notes of this series are not subject to any sinking fund. The Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days' prior notice, on any date prior to their maturity at a Redemption Price, calculated pursuant to the Indenture, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). In the case of any partial redemption, selection of the Notes of this series for redemption will be made by the Trustee by such methods, as the Trustee in its sole discretion shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

                  Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

                  Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

                  Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

                  Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 or any integral multiple thereof.

                  Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

                  [The following paragraph applies only if the Note is a Global
Note:
                  This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.]

                  Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                  Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:   , 2001
                                           QUEST DIAGNOSTICS INCORPORATED


                                           By:
                                              ----------------------------------
                                           Name:
Attest:                                    Title:


------------------------
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned First Supplemental Indenture.

                                           THE BANK OF NEW YORK
                                           as Trustee


                                           By
                                             -----------------------------------
                                           Authorized Signatory

Dated:              , 2001

                 GUARANTEE OF THE INITIAL SUBSIDIARY GUARANTORS

                  FOR VALUE RECEIVED, each of the Initial Subsidiary Guarantors (as such term is defined in the Indenture, as amended by the First Supplemental Indenture), hereby, jointly and severally, unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed (the "Note") and to the Trustee on behalf of the Holder, the prompt payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of the Notes) on the Note, when due (whether at Stated Maturity, upon Redemption, upon acceleration, upon tender for repayment at the option of the Company), according to the terms hereof and the terms of the Indenture (the "Guarantor Obligations"). This Guarantee is a guarantee of payment and not of collection and is a continuing guarantee and shall apply to all Guarantor Obligations whenever arising.

                  Obligations Unconditional and Absolute. The obligations of the Initial Subsidiary Guarantors hereunder are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Indenture or this Note, to the fullest extent permitted by applicable law, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Initial Subsidiary Guarantors agrees that this Guarantee may be enforced by the Holder of this Note without the necessity at any time of proceeding against the Company or any other Person (including a co-guarantor) or to pursue any other remedy or enforce any other right. Each of the Initial Guarantors further agrees that nothing contained herein shall prevent the Holder of this Note from suing on this Note or the Indenture or from exercising any other rights available under this Note and the Indenture, and the exercise of any of the aforesaid rights and shall not constitute a discharge of any Initial Subsidiary Guarantor's obligations hereunder and under the Indenture; it being the purpose and the intent of each Initial Subsidiary Guarantor that its obligations under this Note and under the Indenture shall be absolute, independent and unconditional under any and all circumstances. Neither any Initial Subsidiary Guarantor's obligations under this Guarantee nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or by reason of the bankruptcy or insolvency of the Company. Each Initial Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations or acceptance of this Guarantee. The Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee.

                  Subrogation. Each of the Initial Subsidiary Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amounts paid by such Initial Subsidiary Guarantor on account of the Note or the Indenture; provided, however, that such Initial Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (or premium, if any, on) and interest on all Notes of this series shall have been indefeasibly paid in full.

                  Modifications. Each Initial Subsidiary Guarantor agrees that
(a) the time or place of payment of the Guarantor Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (b) the Company and any other party liable for payment under the Indenture or under the Note may be granted indulgences generally; (c) any of the provisions of this Note or the Indenture may be modified, amended or waived; and
(d) any party (including any Subsidiary Guarantor) liable for the payment under this Note or under the Indenture may be granted indulgences or be released; all without notice to or further assent by such Initial Subsidiary Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

                  Waiver of Rights. Each of the Initial Subsidiary Guarantors hereby waives to the fullest extent permitted by law: (a) notice of acceptance of this Guarantee by the Holder of this Note; (b) presentment and demand for payment or performance of any of the Guarantor Obligations; (c) protest and notice of dishonor or default with respect to the Guarantor Obligations; (d) all other notices to which such Initial Subsidiary Guarantor might otherwise be entitled.

                  Reinstatement. The obligations of the Initial Subsidiary Guarantors under this Note and under Article Sixteen shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guarantor Obligations is rescinded or must otherwise be restored by any Holder of the Notes of this series, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

                  Remedies. Each of the Initial Subsidiary Guarantors further agrees, to the fullest extent that it may lawfully do so, that as between each such Initial Subsidiary Guarantor, on the one hand, and the Holder and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

                  Rights of Contribution. The Initial Subsidiary Guarantors, in connection with payments made hereunder, shall have contribution rights against the other Subsidiary Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Subsidiary Guarantors under this Note and no Initial Subsidiary Guarantor shall exercise such rights of contribution until all Guarantor Obligations have been paid in full.

                  Limitation of Guaranty. Notwithstanding any provision to the contrary contained herein or in the Indenture, to the extent the obligations of any Initial Subsidiary Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Initial Subsidiary Guarantors hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state or otherwise and including, without limitation, the Bankruptcy
Code).

                  Release of Guarantors. Each of the Initial Subsidiary Guarantors hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of its obligations contained in the Note, this Subsidiary Guarantee and pursuant to the Indenture; provided, however, that if
(a) an Initial Subsidiary Guarantor does not guarantee any Indebtedness of the Company the amount of which, when added together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary Guarantors, would exceed $50 million in the aggregate, excluding the Notes of this series, and all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 of the Indenture measured at the time of the release and discharge as described in this paragraph, (b) the Notes of this series are defeased and discharged pursuant to Article Fourteen of the Indenture, or (c) all or substantially all of the assets of such Initial Subsidiary Guarantor or all of the capital stock of such Initial Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, then in each case of (a), (b) or (c) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be automatically and without any further action on the part of any party to the Indenture, and upon notice to the Trustee, be fully released and discharged from all its liabilities and obligations under or in respect of the Indenture and this Subsidiary Guarantee of the Note, and promptly upon the request of the Company and at the expense of the Company, the Trustee shall execute such documents and take such other action as is reasonably requested by the Company to evidence the release and discharge of such Guarantor from all such liabilities and obligations and shall, if applicable, certify to the Company that such Initial Subsidiary Guarantor has no liabilities or obligations resulting from a demand on such Initial Subsidiary Guarantor's Guarantee.

                  Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                  Governing Law. This Subsidiary Guarantee shall be governed by and construed in accordance with the law of the State of New York.

                  Subject to the next following paragraph, each Initial Subsidiary Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Subsidiary Guarantee and to constitute the same valid obligation of each Initial Subsidiary Guarantor have been done and performed and have happened in due compliance with all applicable laws.


                  (Remainder of page intentionally left blank.)

                  This Subsidiary Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Note.

Dated: _______________, 2001

                                           QUEST DIAGNOSTICS HOLDINGS
                                             INCORPORATED


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:
                                           QUEST DIAGNOSTICS CLINICAL
                                             LABORATORIES, INC.


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:
                                           QUEST DIAGNOSTICS INCORPORATED (CA)


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:

                                           QUEST DIAGNOSTICS INCORPORATED (MD)


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:
                                           QUEST DIAGNOSTICS LLC


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:
                                           QUEST DIAGNOSTICS INCORPORATED (MI)


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:
                                           QUEST DIAGNOSTICS INCORPORATED (CT)


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:

                                           QUEST DIAGNOSTICS INCORPORATED (MA)


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:
                                           QUEST DIAGNOSTICS OF PENNSYLVANIA
                                             INC.


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:
                                           QUEST DIAGNOSTICS INCORPORATED (OH)


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:
                                           METWEST INC.


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:

                                           NICHOLS INSTITUTE DIAGNOSTICS


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:
                                           DPD HOLDINGS, INC.


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:
                                           DIAGNOSTICS REFERENCE SERVICES INC.


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:
                                           LABORATORY HOLDINGS INCORPORATED


                                           By:
                                              ----------------------------------
Attest:                                    Name:
                                           Title:

----------------------------
Name:
Title:

                                           PATHOLOGY BUILDING PARTNERSHIP

                                           By Quest Diagnostics Incorporated
                                             (MD) As General Partner
Attest:
                                           By:
                                              ----------------------------------
                                           Name:
----------------------------               Title:
Name:
Title:
                                           QUEST DIAGNOSTICS
                                           INVESTMENTS INCORPORATED


Attest:                                    By:
                                              ----------------------------------
                                           Name:
                                           Title:
----------------------------
Name:
Title:                                     By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                           QUEST DIAGNOSTICS
                                           FINANCE INCORPORATED


Attest:                                    By:
                                              ----------------------------------
                                           Name:
                                           Title:
----------------------------
Name:
Title:                                     By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT B

                       Form of 7.50% Senior Note due 2011


                  [The following legends apply only if the Note is a Global
Note:
                  THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                                                                       EXHIBIT B

                         QUEST DIAGNOSTICS INCORPORATED

                           7.50% Senior Note due 2011

                   Unconditionally guaranteed as to payment of
                          principal of and interest by
                            the Subsidiary Guarantors

No.  0   (Specimen)                                                 $275,000,000

CUSIP: 748 34L AE0

                  Quest Diagnostics Incorporated, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $275,000,000 on July 12, 2011 (the "Stated Maturity") (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from June 27, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 7.50% per annum, on January 12 and July 12, commencing with January 12, 2002, on the Stated Maturity and on any Redemption Date (each such date, an "Interest Payment Date") until the principal hereof is paid or made available for payment.

                  Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business January 1 or July 1 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the "Regular Record Date"). Any such interest not punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Notes may at the Company's option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Time of Payment. In any case where any Interest Payment Date, Redemption Date, Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

                  Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

                  General. This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001, as it may be supplemented from time to time (herein called the "Indenture"), between the Company and The Bank of New York, Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which indenture and all indentures supplemental thereto, including the supplemental indenture dated June 27, 2001 (the "Supplemental Indenture"), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as "7.50 Senior Notes due 2011" (collectively, the "Notes"), initially limited in aggregate principal amount to $275,000,000.

                  Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the "Additional Notes") of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

                  [The following paragraph applies only if the Note is a Global
Note:
                  Book-Entry. This Note is a Global Note representing $275,000,000 of the Notes. This Note is a "book entry" Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the "Depository "), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $1,000 and integral multiples thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.]

                  Guarantees. This Note is entitled to the benefits of the Subsidiary Guarantees by each of the Subsidiary Guarantors of the due and punctual payment and performance of the Guarantor Obligations made in favor of the Trustee for the benefit of the Holder of this Note. Reference is hereby made to Article Sixteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

                  Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  Maturity. The Notes of this series are not subject to any sinking fund. The Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days' prior notice, on any date prior to their maturity at a Redemption Price, calculated pursuant to the Indenture, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). In the case of any partial redemption, selection of the Notes of this series for redemption will be made by the Trustee by such methods, as the Trustee in its sole discretion shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

                  Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

                  Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

                  Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

                  Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 or any integral multiple thereof.

                  Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

                  [The following paragraph applies only if the Note is a Global
Note:
                  This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.]

                  Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                  Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:   , 2001
                                            QUEST DIAGNOSTICS INCORPORATED


                                            By:
                                               ---------------------------------
                                            Name:
Attest:                                     Title:


------------------------
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned First Supplemental Indenture.

                                            THE BANK OF NEW YORK
                                            as Trustee


                                            By
                                              ----------------------------------
                                               Authorized Signatory

Dated:              , 2001

                 GUARANTEE OF THE INITIAL SUBSIDIARY GUARANTORS

                  FOR VALUE RECEIVED, each of the Initial Subsidiary Guarantors (as such term is defined in the Indenture, as amended by the First Supplemental Indenture), hereby, jointly and severally, unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed (the "Note") and to the Trustee on behalf of the Holder, the prompt payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of the Notes) on the Note, when due (whether at Stated Maturity, upon Redemption, upon acceleration, upon tender for repayment at the option of the Company), according to the terms hereof and the terms of the Indenture (the "Guarantor Obligations"). This Guarantee is a guarantee of payment and not of collection and is a continuing guarantee and shall apply to all Guarantor Obligations whenever arising.

                  Obligations Unconditional and Absolute. The obligations of the Initial Subsidiary Guarantors hereunder are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Indenture or this Note, to the fullest extent permitted by applicable law, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Initial Subsidiary Guarantors agrees that this Guarantee may be enforced by the Holder of this Note without the necessity at any time of proceeding against the Company or any other Person (including a co-guarantor) or to pursue any other remedy or enforce any other right. Each of the Initial Guarantors further agrees that nothing contained herein shall prevent the Holder of this Note from suing on this Note or the Indenture or from exercising any other rights available under this Note and the Indenture, and the exercise of any of the aforesaid rights and shall not constitute a discharge of any Initial Subsidiary Guarantor's obligations hereunder and under the Indenture; it being the purpose and the intent of each Initial Subsidiary Guarantor that its obligations under this Note and under the Indenture shall be absolute, independent and unconditional under any and all circumstances. Neither any Initial Subsidiary Guarantor's obligations under this Guarantee nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or by reason of the bankruptcy or insolvency of the Company. Each Initial Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations or acceptance of this Guarantee. The Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee.

                  Subrogation. Each of the Initial Subsidiary Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amounts paid by such Initial Subsidiary Guarantor on account of the Note or the Indenture; provided, however, that such Initial Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (or premium, if any, on) and interest on all Notes of this series shall have been indefeasibly paid in full.

                  Modifications. Each Initial Subsidiary Guarantor agrees that
(a) the time or place of payment of the Guarantor Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (b) the Company and any other party liable for payment under the Indenture or under the Note may be granted indulgences generally; (c) any of the provisions of this Note or the Indenture may be modified, amended or waived; and (d) any party (including any Subsidiary Guarantor) liable for the payment under this Note or under the Indenture may be granted indulgences or be released; all without notice to or further assent by such Initial Subsidiary Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

                  Waiver of Rights. Each of the Initial Subsidiary Guarantors hereby waives to the fullest extent permitted by law: (a) notice of acceptance of this Guarantee by the Holder of this Note; (b) presentment and demand for payment or performance of any of the Guarantor Obligations; (c) protest and notice of dishonor or default with respect to the Guarantor Obligations; (d) all other notices to which such Initial Subsidiary Guarantor might otherwise be entitled.

                  Reinstatement. The obligations of the Initial Subsidiary Guarantors under this Note and under Article Sixteen shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guarantor Obligations is rescinded or must otherwise be restored by any Holder of the Notes of this series, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

                  Remedies. Each of the Initial Subsidiary Guarantors further agrees, to the fullest extent that it may lawfully do so, that as between each such Initial Subsidiary Guarantor, on the one hand, and the Holder and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

                  Rights of Contribution. The Initial Subsidiary Guarantors, in connection with payments made hereunder, shall have contribution rights against the other Subsidiary Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Subsidiary Guarantors under this Note and no Initial Subsidiary Guarantor shall exercise such rights of contribution until all Guarantor Obligations have been paid in full.

                  Limitation of Guaranty. Notwithstanding any provision to the contrary contained herein or in the Indenture, to the extent the obligations of any Initial Subsidiary Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Initial Subsidiary Guarantors hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state or otherwise and including, without limitation, the Bankruptcy
Code).

                  Release of Guarantors. Each of the Initial Subsidiary Guarantors hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of its obligations contained in the Note, this Subsidiary Guarantee and pursuant to the Indenture; provided, however, that if
(a) an Initial Subsidiary Guarantor does not guarantee any Indebtedness of the Company the amount of which, when added together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary Guarantors, would exceed $50 million in the aggregate, excluding the Notes of this series, and all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 of the Indenture measured at the time of the release and discharge as described in this paragraph, (b) the Notes of this series are defeased and discharged pursuant to Article Fourteen of the Indenture, or (c) all or substantially all of the assets of such Initial Subsidiary Guarantor or all of the capital stock of such Initial Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, then in each case of (a), (b) or (c) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be automatically and without any further action on the part of any party to the Indenture, and upon notice to the Trustee, be fully released and discharged from all its liabilities and obligations under or in respect of the Indenture and this Subsidiary Guarantee of the Note, and promptly upon the request of the Company and at the expense of the Company, the Trustee shall execute such documents and take such other action as is reasonably requested by the Company to evidence the release and discharge of such Guarantor from all such liabilities and obligations and shall, if applicable, certify to the Company that such Initial Subsidiary Guarantor has no liabilities or obligations resulting from a demand on such Initial Subsidiary Guarantor's Guarantee.

                  Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                  Governing Law. This Subsidiary Guarantee shall be governed by and construed in accordance with the law of the State of New York.

                  Subject to the next following paragraph, each Initial Subsidiary Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Subsidiary Guarantee and to constitute the same valid obligation of each Initial Subsidiary Guarantor have been done and performed and have happened in due compliance with all applicable laws.


                  (Remainder of page intentionally left blank.)

                  This Subsidiary Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Note.

Dated: _______________, 2001

                                            QUEST DIAGNOSTICS HOLDINGS
                                              INCORPORATED


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:
                                            QUEST DIAGNOSTICS CLINICAL
                                              LABORATORIES, INC.


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:
                                            QUEST DIAGNOSTICS INCORPORATED (CA)


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:

                                            QUEST DIAGNOSTICS INCORPORATED (MD)


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:
                                            QUEST DIAGNOSTICS LLC


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:
                                            QUEST DIAGNOSTICS INCORPORATED (MI)


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:
                                            QUEST DIAGNOSTICS INCORPORATED (CT)


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:

                                            QUEST DIAGNOSTICS INCORPORATED (MA)


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:
                                            QUEST DIAGNOSTICS OF PENNSYLVANIA
                                              INC.


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:
                                            QUEST DIAGNOSTICS INCORPORATED (OH)


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:
                                            METWEST INC.


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:

                                            NICHOLS INSTITUTE DIAGNOSTICS


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:
                                            DPD HOLDINGS, INC.


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:
                                            DIAGNOSTICS REFERENCE SERVICES INC.


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:
                                            LABORATORY HOLDINGS INCORPORATED


                                            By:
                                               ---------------------------------
Attest:                                     Name:
                                            Title:

----------------------------
Name:
Title:

                                            PATHOLOGY BUILDING PARTNERSHIP

                                            By Quest Diagnostics Incorporated
                                               (MD) As General Partner
Attest:
                                            By:
                                               ---------------------------------
                                            Name:
----------------------------                Title:
Name:
Title:
                                            Quest Diagnostics
                                            INVESTMENTS Incorporated


Attest:                                     By:
                                               ---------------------------------
                                            Name:
                                            Title:
----------------------------
Name:
Title:                                      By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            QUEST DIAGNOSTICS
                                            FINANCE INCORPORATED


Attest:                                     By:
                                               ---------------------------------
                                            Name:
                                            Title:
----------------------------
Name:
Title:                                      By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT C


                     FORM OF ADDITIONAL SUBSIDIARY GUARANTEE

                  FOR VALUE RECEIVED, each of the Subsidiary Guarantors executing this additional Subsidiary Guarantee (the "Additional Subsidiary Guarantors"), hereby fully and unconditionally guarantees, jointly and severally, together with the existing Subsidiary Guarantors (as such term is defined in the Indenture) of the Note, to the Holder of the Note upon which this additional Subsidiary Guarantee is endorsed (the "Note") and to the Trustee on behalf of the Holder, the prompt payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of the Notes) on the Note, when due (whether at Stated Maturity, upon Redemption, upon acceleration, upon tender for repayment at the option of the Company), according to the terms hereof and the terms of the Indenture (the "Guarantor Obligations"). This Guarantee is a guarantee of payment and not of collection and is a continuing guarantee and shall apply to all Guarantor Obligations whenever arising.

                  Obligations Unconditional and Absolute. The obligations of the Additional Subsidiary Guarantors hereunder are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Indenture or this Note, to the fullest extent permitted by applicable law, irrespective of any circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Additional Subsidiary Guarantors agrees that this Guarantee may be enforced by the Holder of this Note without the necessity at any time of proceeding against the Company or any other Person (including a co-guarantor) or to pursue any other remedy or enforce any other right. Each of the Initial Guarantors further agrees that nothing contained herein shall prevent the Holder of this Note from suing on this Note or the Indenture or from exercising any other rights available under this Note and the Indenture, and the exercise of any of the aforesaid rights and shall not constitute a discharge of any Additional Subsidiary Guarantor's obligations hereunder and under the Indenture; it being the purpose and the intent of each Additional Subsidiary Guarantor that its obligations under this Note and under the Indenture shall be absolute, independent and unconditional under any and all circumstances. Neither any Additional Subsidiary Guarantor's obligations under this Subsidiary Guarantee nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Company or by reason of the bankruptcy or insolvency of the Company. Each Additional Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations or acceptance of this Subsidiary Guarantee. The Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee.

                  Subrogation. Each of the Additional Subsidiary Guarantors shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amounts paid by such Additional Subsidiary Guarantor on account of the Note or the Indenture; provided, however, that such Additional Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (or premium, if any, on) and interest on all Notes of this series shall have been indefeasibly paid in full.

                  Modifications. Each Initial Subsidiary Guarantor agrees that
(a) the time or place of payment of the Guarantor Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (b) the Company and any other party liable for payment under the Indenture or under the Note may be granted indulgences generally; (c) any of the provisions of this Note or the Indenture may be modified, amended or waived; and (d) any party (including any Subsidiary Guarantor) liable for the payment under this Note or under the Indenture may be granted indulgences or be released; all without notice to or further assent by such Initial Subsidiary Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

                  Waiver of Rights. Each of the Additional Subsidiary Guarantors hereby waives to the fullest extent permitted by law: (a) notice of acceptance of this Guarantee by the Holder of this Note; (b) presentment and demand for payment or performance of any of the Guarantor Obligations; (c) protest and notice of dishonor or default with respect to the Guarantor Obligations; (d) all other notices to which such Additional Subsidiary Guarantor might otherwise be entitled.

                  Reinstatement. The obligations of the Additional Subsidiary Guarantors under this Note and under Article Sixteen shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guarantor Obligations is rescinded or must otherwise be restored by any Holder of the Notes of this series, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

                  Remedies. Each of the Additional Subsidiary Guarantors further agrees, to the fullest extent that it may lawfully do so, that as between each such Additional Subsidiary Guarantor, on the one hand, and the Holder and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

                  Rights of Contribution. The Additional Guarantors, in connection with payments made hereunder, shall have contribution rights against the other Subsidiary Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Subsidiary Guarantors under this Note and no Additional Subsidiary Guarantor shall exercise such rights of contribution until all Guarantor Obligations have been paid in full.

                  Limitation of Guaranty. Notwithstanding any provision to the contrary contained herein or in the Indenture, to the extent the obligations of any Additional Subsidiary Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Additional Subsidiary Guarantors hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state or otherwise and including, without limitation, the Bankruptcy
Code).

                  Release of Guarantors. Each of the Additional Subsidiary Guarantors hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of its obligations contained in the Note, this Subsidiary Guarantee and pursuant to the Indenture; provided, however, that if (a) an Additional Subsidiary Guarantor does not guarantee any Indebtedness of the Company the amount of which, when added together with any other outstanding Indebtedness of the Company guaranteed by its Subsidiaries that are not Subsidiary Guarantors, would exceed $50 million in the aggregate, excluding the Notes of this series, and all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 of the Indenture measured at the time of the release and discharge as described in this paragraph, (b) the Notes of this series are defeased and discharged pursuant to Article Fourteen of the Indenture, or (c) all or substantially all of the assets of such Additional Subsidiary Guarantor or all of the capital stock of such Additional Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, then in each case of (a), (b) or (c) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be automatically and without any further action on the part of any party to the Indenture, and upon notice to the Trustee, be fully released and discharged from all its liabilities and obligations under or in respect of the Indenture and this Subsidiary Guarantee of the Note, and promptly upon the request of the Company and at the expense of the Company, the Trustee shall execute such documents and take such other action as is reasonably requested by the Company to evidence the release and discharge of such Guarantor from all such liabilities and obligations and shall, if applicable, certify to the Company that such Additional Subsidiary Guarantor has no liabilities or obligations resulting from a demand on such Additional Subsidiary Guarantor's Guarantee.

                  Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

                  Governing Law. This Subsidiary Guarantee shall be governed by and construed in accordance with the law of the State of New York.

                  This Subsidiary Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                  Subject to the next following paragraph, each Additional Subsidiary Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Subsidiary Guarantee and to constitute the same valid obligation of each Additional Subsidiary Guarantor have been done and performed and have happened in due compliance with all applicable laws.


                  (Remainder of page intentionally left blank.)

                  This Subsidiary Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Note.

Dated: _______________, 2001               [ADDITIONAL SUBSIDIARY GUARANTOR(S)]


Attest:
                                           By:
                                              ----------------------------------
                                           Name:
----------------------------               Title:
Name:
Title: